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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 13, 2005

THE TITAN CORPORATION
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	1-6035 (Commission File Number)	95-2588754 (IRS Employer Identification No.)
3033 Science Park Drive San Diego, California 92121-1199 (Address of principal executive offices, including zip code)

Registrant's telephone number, including area code: (858) 552-9500

Inapplicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐
Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

        On April 13, 2005, The Titan Corporation ("Titan") entered into an Agreement and Plan of Merger by and among IDS Acquisition, Inc. (a subsidiary of Titan), Intelligence Data Systems, Inc., a privately owned company based in Virginia ("IDS") and Mr. Mike Canney, the principal stockholder of IDS. Pursuant to the merger agreement, and subject to satisfaction or waiver of the conditions set forth in the merger agreement, Titan has agreed to acquire all of the outstanding equity interests of IDS in a merger transaction for $42.5 million in cash. The merger was approved by 100% of the voting stock of IDS. The closing of the transaction is subject to customary closing conditions. The merger agreement provides that after the closing $6.25 million of the merger consideration will be held in an escrow account to secure the indemnification obligations of the equityholders of IDS in favor of Titan. In addition, Mr. Mike Canney, the founder and principal stockholder of IDS has agreed to indemnify Titan after the closing for breaches of representations and warranties under the merger agreement in an amount not to exceed the total cash payment received by him in the merger. The merger agreement permits Titan or IDS to terminate the merger agreement if the merger has not been consummated on or before June 30, 2005. The foregoing summary is not a complete description of the merger agreement and is qualified in its entirety by reference to the merger agreement filed as Exhibit 2.1 to this Form 8-K and incorporated in this Item 1.01 by this reference.

Item 9.01 Financial Statements and Exhibits.

(a)
Not applicable

(b)
Not applicable

(c)
Exhibits

2.1	Agreement and Plan of Merger, dated April 13, 2005 by and among The Titan Corporation, a Delaware corporation, IDS Acquisition, Inc., a Virginia corporation, Intelligence Data Systems, Inc., a Virginia corporation, and Mr. Mike Canney.
99.1	Press Release of The Titan Corporation issued April 14, 2005

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SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE TITAN CORPORATION
By:	/s/ BRIAN J. CLARK Brian J. Clark Vice President, and Corporate Controller

Date: April 15, 2005

Index to Exhibits

Exhibit No.	Description of document
2.1	Agreement and Plan of Merger, dated April 13, 2005 by and among The Titan Corporation, a Delaware corporation, IDS Acquisition, Inc., a Virginia corporation, Intelligence Data Systems, Inc., a Virginia corporation, and Mr. Mike Canney.
99.1	Press Release of The Titan Corporation issued April 14, 2005

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  Item 1.01 Entry into a Material Definitive Agreement.
  Item 9.01 Financial Statements and Exhibits.
SIGNATURES
Index to Exhibits